UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Endowment Fund

(Exact name of registrant as specified in charter)

818 A1A Hwy, Suite 301

Ponte Vedra Beach, Florida 32082

(Address of principal executive offices) (Zip code)

Daniel Wildermuth

Wildermuth Advisory, LLC

818 A1A Hwy, Suite 301

Ponte Vedra Beach, Florida 32082

(Name and address of agent for service)

COPIES TO:

John H. Grady

Practus, LLP

137 Airdale Road

Bryn Mawr, Pennsylvania 19010

Registrant's telephone number, including area code: (888) 889-8981

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

June 30, 2019

WWW.WILDERMUTHENDOWMENTFUND.COM ● 1-888-889-8981 ●
DISTRIBUTED BY WILDERMUTH SECURITIES, LLC AND
UMB DISTRIBUTION SERVICES, LLC (MEMBERS OF FINRA)

Wildermuth Endowment Fund

Table of Contents
Rule 30e-3 Notice for Delivery of Shareholder Reports	2
Letter to Shareholders	3
Portfolio Review	6
Portfolio Composition	8
Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	26
Additional Information	41

Wildermuth Endowment Fund Optional Delivery of Shareholder Reports Notice

Dear Wildermuth Endowment Fund Shareholder:

The Wildermuth Endowment Fund (the “Fund”) is a closed-end fund registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended, and operates as an “interval fund” thereunder. The Fund is obligated to provide each of its shareholders with paper copies of its annual and semi-annual reports.

In June 2018, the Commission approved of a new, optional “notice and access” method for delivery of annual and semi-annual shareholder reports to investors in certain registered investment funds.

Under new Rule 30e-3 (the “Rule”), funds may deliver their annual and semi-annual shareholder reports by making them publicly accessible on a website, free of charge, and sending investors a paper notice of the availability of each report by mail. Investors who prefer to receive the full shareholder reports in paper form may, at any time, choose that option free of charge.

Please be advised that the Fund intends to rely on the new Rule 30e-3.

You are receiving this notice now because the Fund may elect to rely on the Rule as of January 1, 2021, and funds must provide notice to shareholders at least two (2) years prior to relying on the Rule.

Under the circumstances, this notice would permit the Fund to mail notices to shareholders instead of mailing paper forms of its annual and semi-annual reports as early as two (2) years from the date of the original notice that was mailed to shareholders on March 1, 2019 for the December 31, 2018 annual report.

Sincerely,

Daniel Wildermuth
Wildermuth Endowment Fund

Wildermuth Endowment Fund Letter to Shareholders June 30, 2019

Dear Investor:

We are pleased to present this semi-annual report for the Wildermuth Endowment Fund (the “Fund”) covering the 6-month period from January 1, 2019 to June 30, 2019.

For the 6-month period ended June 30, 2019, the Fund generated a total return of 8.45%, 8.08% and 8.54% for the Fund Class A-Shares, C-Shares and I-Shares respectively. The Fund was up sharply through the year’s first half despite limited exposure to assets represented by either the S&P 500 Index1 or Barclays U.S. Aggregate Bond Index2, which both enjoyed exceptional gains over the period up 18.54% and 6.11% respectively. The primary drivers of the Fund’s gains resulted from various investments outside of publicly traded markets.

The Fund’s performance resulted from several asset classes within its diversified strategy delivering solid returns in the first half of the year including various private equity holdings, nearly all real estate positions, U.S. equities, and some hedge fund holdings. The combination of different asset class returns provided positive Fund returns that were less volatile than either broad U.S. equity or a blended portfolio consisting of 60% stocks and 40% bonds.

Private equity holdings continued to thrive. Ongoing growth and progress by some of the directly held companies resulted in solid increases in value. Holdings in private equity funds also fared well with several increases in value across different funds.

Real estate holdings continued to perform well. Value was recognized across the sector in various ways ranging from increases in the value of holdings to interest received to fees for financing activities. Overall, the sector provided solid and consistent returns to the portfolio.

Hedge funds also contributed to gains while also adding to the portfolio’s diversification.

U.S. equity holdings exceptionally strong performance contributed to the portfolio’s returns despite an allocation to the sector below 10 percent. Similarly, allocations in both emerging equity markets and developed equity markets also boosted the portfolio given both sector’s strong performance.

Fixed income holdings were mostly positive with nearly all positions across different risk levels increasing on the year. Unfortunately, one fund suffered a significant setback due to a default of a large borrower. While we had already requested a redemption of all our assets prior to the default based on concerns over the asset class, the terms of our redemption delayed our return of capital, and we suffered a decline in value.

Looking forward to the second half of 2019, we are growing increasingly cautious about the ongoing strength of the U.S. and global economies in light of the spreading worldwide slowdown. The combination of fairly rich equity market valuations and increasing concerns on numerous economic fronts leaves us unenthusiastic about global equities. While we are not forecasting a near-term recession or associated market implosion, we believe volatility will likely rise with a higher probably of significant pullbacks. As a result, our allocations to public equities are likely to remain at low levels and possibly decrease further.

Low interest rates combined with potential rate increases also leave us fairly unenthusiastic about investment grade fixed income, and we intend to keep our allocation in this sector small. We continue to seek out and deploy capital into different types of higher yielding private company debt that offer a perceived strong level of collateralization or strong company backing. These opportunities provide us the opportunity to potentially benefit from individual circumstances relatively unrelated to broader economic forces.

Wildermuth Endowment Fund Letter to Shareholders - Continued June 30, 2019

We remain very enthusiastic about opportunities within various alternatives sectors such as private equity, real estate and hedge funds. We believe specific investments within these areas provide us the potential to add attractive holdings to the portfolio. These sectors seek lower correlation3 to the public markets which may continue to increase in volatility and potentially offer lower returns. Within these sectors, we believe our current holdings offer attractive prospects, and we also believe we are well positioned to find and add attractive investments to the portfolio.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund

[1]

The S&P 500 Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends. Unlike mutual funds, indices are not managed, and do not incur fees or expenses. You cannot invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged, broad based index measuring intermediate terms bonds. It is not possible to invest directly in an index.

[3]	Correlation measures the degree to which two securities move in relation to each other.

Important Risk Disclosures

The performance data quoted represents past performance and is not a guarantee of future results. Current performance may be lower or higher than the performance information quoted. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 889-8981 or by visiting our website www.wildermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Investing in the Fund involves risk, including those summarized below. An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. The Fund is a continuously offered, closed-end investment company that operates as an interval fund.

●

You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so.

●

You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest.

●	Endowments have a long-term investment time horizon with low liquidity needs. Investors should consider how closely their investment goals and needs match those of endowments.

Wildermuth Endowment Fund Letter to Shareholders - Continued June 30, 2019

●

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

●

Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

●

When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

●

The Fund may invest in publicly-traded and non-traded REITs or privately offered pooled investment vehicles that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund. As a result, the Fund’s portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

●

REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

●

Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, and international economic, political and regulatory developments.

●

The Fund may invest in medium- and small-capitalization companies, which may be newly formed or have limited product lines, distribution channels and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large-capitalization companies.

●

The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

●	The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

●

We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

Wildermuth Endowment Fund Portfolio Review June 30, 2019 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2019, compared to its benchmarks:

	Three Years	Two Years	One Year	Annualized Since Inception[1]
Class A	9.33%	8.25%	5.80%	9.48%
Class A with Load[2]	7.11%	4.97%	(0.32)%	7.98%
S&P 500® Total Return Index**	14.19%	12.38%	10.42%	10.51%
Barclays U.S. Aggregate Bond Index***	2.31%	3.65%	7.87%	2.84%

	Three Years	Two Years	One Year	Annualized Since Inception[3]
Class C	8.50%	7.44%	4.97%	9.33%
Class C with Sales Charge[4]	8.50%	7.44%	3.97%	9.33%
S&P 500® Total Return Index**	14.19%	12.38%	10.42%	14.37%
Barclays U.S. Aggregate Bond Index***	2.31%	3.65%	7.87%	3.15%

	Two Years	One Year	Annualized Since Inception[5]
Class I	8.71%	6.06%	8.36%
S&P 500® Total Return Index**	12.38%	10.42%	12.38%
Barclays U.S. Aggregate Bond Index***	3.65%	7.87%	3.68%

[1]	The Class A inception date was December 31, 2014.

[2]	Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

[3]	The Class C inception date was March 14, 2016.

[4]	Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

[5]	The Class I inception date was April 28, 2017.

*

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A has a total annual operating expense of 3.98%, Class C has a total annual operating expense of 4.73%, and Class I has a total annual operating expense of 3.73%, respectively, per the prospectus dated May 1, 2019.

**	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Endowment Fund Portfolio Review - Continued June 30, 2019 (Unaudited)

Holdings by type of Investment	% of Net Assets
Common Stocks	14.0%
Exchange Traded Funds	8.5
Commodity & Natural Resource Investments	4.8
Direct Real Estate	5.5
Hedge Funds	5.4
High Yield Loans	0.8
Private Equity	34.6
Private Equity Debt	7.6
Private Real Estate Investments	9.8
Public Real Estate Investments	0.4
Real Estate Loans	4.9
Warrants	0.9
Short-Term Investments, net	2.8
100.0%

Please refer to the Schedule of Investments in this Semi-Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Fund Portfolio Composition June 30, 2019 (Unaudited)

Country of Investment	Fair Value	% of Net Assets
Australia	$688,919	0.4%
Austria	156,378	0.1
Belgium	374,495	0.2
Bermuda	264,386	0.2
Canada	597,829	0.4
Colombia	27,252	0.0
France	2,044,806	1.3
Germany	828,665	0.5
Hong Kong	128,960	0.1
Ireland	7,982,160	5.1
Israel	87,748	0.1
Japan	969,294	0.6
Luxembourg	3,156,517	2.0
Netherlands	501,972	0.3
Norway	107,901	0.1
Singapore	641,928	0.4
South Korea	535,634	0.3
Spain	69,928	0.1
Sweden	89,573	0.1
Switzerland	345,071	0.2
United Kingdom	636,216	0.4
United States	135,422,250	86.0
Other Assets & Liabilities, net	1,732,018	1.1
	$157,389,900	100.0%

Wildermuth Endowment Fund Schedule of Investments June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS — 14.0%
	ADVERTISING — 0.1%
1,800	Stroeer S.E. & Co. KGaA	$135,395

	APPAREL — 0.0%
120	Kering	71,076

	AUTO PARTS & EQUIPMENT — 0.0%
5,420	Tenneco, Inc.	60,108

	BANKS — 0.9%
3,970	Bank of New York Mellon Corp.	175,276
6,755	Bank OZK	203,258
5,985	Cadence BanCorp	124,488
8,240	Citizens Financial Group, Inc.	291,366
1,900	Erste Group Bank AG(a)	70,625
1,992	JPMorgan Chase & Co.	222,706
3,650	Raiffeisen Bank International AG	85,753
4,600	Sumitomo Mitsui Trust Holdings, Inc.	166,768
		1,340,240
	BEVERAGES — 0.2%
3,100	Molson Coors Brewing Co., Class B	173,600
700	Pernod Ricard SA	129,182
		302,782
	BIOTECHNOLOGY — 0.2%
450	CSL Ltd.	67,895
545	Regeneron Pharmaceuticals, Inc.(a)	170,585
		238,480
	BUILDING MATERIALS — 0.4%
6,340	Continental Building Products, Inc.(a)	168,454
8,450	CRH PLC, ADR	276,737
1,350	HeidelbergCement AG	109,402
1,425	LafargeHolcim, Ltd.(a)	69,672
		624,265
	CHEMICALS — 0.2%
700	FMC Corp.	58,065
3,225	Kraton Corp.(a)	100,201
1,730	PPG Industries, Inc.	201,908
		360,174
	COMMERCIAL SERVICES — 0.4%
3,655	AMN Healthcare Services, Inc.(a)	198,284
15,046	McMillan Shakespeare, Ltd.	128,920
1,141	S&P Global, Inc.	259,908
600	Wirecard AG	101,162
		688,274

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	COMPUTERS — 0.2%
2,405	Leidos Holdings, Inc.	$192,039
5,310	NCR Corp.(a)	165,141
		357,180
	COSMETICS/PERSONAL CARE — 0.6%
9,240	Procter & Gamble Co.	1,013,166

	DISTRIBUTION/WHOLESALE — 0.2%
16,876	Inchcape PLC	132,310
7,054	Triton International, Ltd.	231,089
		363,399
	DIVERSIFIED FINANCIAL SERVICES — 0.4%
6,115	Ally Financial, Inc.	189,504
3,211	LPL Financial Holdings, Inc.	261,921
32,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	169,594
		621,019
	ELECTRICAL COMPONENTS & EQUIPMENT — 0.1%
2,540	Belden, Inc.	151,308

	ELECTRONICS — 0.3%
2,425	Allegion PLC	268,084
3,860	nVent Electric PLC	95,689
3,650	Trimble, Inc.(a)	164,652
		528,425
	ENERGY-ALTERNATE SOURCES — 0.1%
4,200	Siemens Gamesa Renewable Energy SA	69,928
12,000	TransAlta Renewables, Inc.	127,181
		197,109
	ENGINEERING & CONSTRUCTION — 0.2%
9,400	HomeServe PLC	142,011
1,150	Vinci SA	117,947
		259,958
	ENTERTAINMENT — 0.1%
5,000	Aristocrat Leisure Ltd.	107,789

	ENVIRONMENTAL CONTROL — 0.1%
2,630	Pentair PLC	97,836

	FOOD — 1.0%
35,000	Huon Aquaculture Group, Ltd.	110,526
975	JM Smucker Co.	112,310
16,300	Leroy Seafood Group ASA	107,901
4,030	Mondelez International, Inc., Class A	217,217
1,575	Post Holdings, Inc.(a)	163,753

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	FOOD (Continued)
7,920	Sysco Corp.	$560,102
1,150	TreeHouse Foods, Inc.(a)	62,215
1,066	Tyson Foods, Inc., Class A	86,069
12,159	United Natural Foods, Inc.(a)	109,066
		1,529,159
	GAS — 0.1%
26,000	China Resources Gas Group, Ltd.	128,960

	HEALTHCARE-PRODUCTS — 0.2%
325	Alcon, Inc.(a)	20,166
6,525	Boston Scientific Corp.(a)	280,445
		300,611
	HEALTHCARE-SERVICES — 0.5%
6,219	Encompass Health Corp.	394,036
2,121	Fresenius SE & Co. KGaA	115,169
3,710	Medpace Holdings, Inc.(a)	242,708
1,375	Ramsay Health Care Ltd.	69,705
		821,618
	HOLDING COMPANIES-DIVERSIFIED — 0.1%
7,200	Washington H Soul Pattinson & Co., Ltd.	111,107

	HOME BUILDERS — 0.2%
9,125	MDC Holdings, Inc.	299,117

	HOUSEHOLD PRODUCTS/WARES — 0.1%
792	Henkel AG & Co. KGaA	77,586

	INSURANCE — 0.1%
3,625	Principal Financial Group, Inc.	209,960

	LEISURE TIME — 0.7%
8,000	Basic-Fit NV(a)(k)	281,972
3,741	Norwegian Cruise Line Holdings, Ltd.(a)	200,630
4,330	Planet Fitness, Inc. - Class A(a)	313,665
2,284	Royal Caribbean Cruises, Ltd.	276,844
		1,073,111
	MACHINERY-CONSTRUCTION & MINING — 0.2%
5,300	ABB, Ltd.	106,489
3,300	Oshkosh Corp.	275,517
		382,006

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	MACHINERY-DIVERSIFIED — 0.6%
1,025	AGCO Corp.	$79,509
1,210	Cummins, Inc.	207,322
394	Deere & Co.	65,290
9,300	Eagle Industry Co., Ltd.	90,721
1,550	KION Group A.G.	97,861
91	Wabtec Corp.	6,530
1,764	Zebra Technologies Corp., Class A(a)	369,540
		916,773
	MINING — 0.3%
1,600	BHP Group, Ltd., ADR	92,976
3,500	Boliden AB	89,573
29,500	Endeavour Silver Corp.(a)	60,475
1,075	Rio Tinto PLC, ADR	67,015
2,810	Teck Resources Ltd.	64,799
39,053	Yamana Gold, Inc.	98,414
		473,252
	MISCELLANEOUS MANUFACTURING — 0.1%
17,040	General Electric Co.	178,920

	OIL & GAS — 0.5%
7,750	Delek U.S. Holdings, Inc.	314,030
225	Diamondback Energy, Inc.	24,518
1,490	Ecopetrol S.A., ADR	27,252
1,500	Parsley Energy, Inc., Class A(a)	28,515
1,500	PDC Energy, Inc.(a)	54,090
475	Royal Dutch Shell PLC, Class A, ADR	30,908
1,300	Total S.A.	72,950
11,365	Vermilion Energy, Inc.	246,962
		799,225
	PHARMACEUTICALS — 1.0%
7,826	Daiichi Sankyo Co., Ltd.	409,314
2,900	Dechra Pharmaceuticals PLC	101,354
2,265	Eli Lilly & Co.	250,939
500	Ipsen S.A.	68,329
2,185	Johnson & Johnson	304,327
1,629	Novartis AG, ADR	148,744
1,200	Shionogi & Co., Ltd.	69,156
2,491	UCB SA	206,860
		1,559,023
	PIPELINES — 0.2%
1,314	Buckeye Partners LP	53,940
2,000	CNX Midstream Partners LP	28,100

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	PIPELINES (Continued)
964	DCP Midstream LP	$28,245
4,820	Enable Midstream Partners LP	66,082
1,220	Enterprise Products Partners LP	35,221
1,716	Genesis Energy LP	37,580
888	Phillips 66 Partners LP	43,823
1,933	Tallgrass Energy LP	40,806
		333,797
	REAL ESTATE — 0.2%
2,000	Atenor	167,635
500	Daito Trust Construction Co., Ltd.	63,741
		231,376
	RETAIL — 0.5%
780	Domino’s Pizza, Inc.	217,058
591	O’Reilly Automotive, Inc.(a)	218,268
3,880	Walgreens Boots Alliance, Inc.	212,120
7,520	Wendy’s Co.	147,242
		794,688
	SAVINGS & LOANS — 0.2%
4,175	Axos Financial, Inc.(a)	113,769
9,725	Sterling Bancorp	206,948
		320,717
	SEMICONDUCTORS — 2.0%
2,230	Broadcom, Ltd.	641,928
6,575	Diodes, Inc.(a)	239,133
5,171	Intel Corp.	247,536
3,323	KLA-Tencor Corp.	392,808
17,000	NEPES Corp.	472,611
809	NXP Semiconductors NV	78,966
6,465	ON Semiconductor Corp.(a)	130,657
4,949	PSK, Inc.	63,023
3,877	Qorvo, Inc.(a)	258,247
7,310	SMART Global Holdings, Inc.(a)	168,057
2,471	Texas Instruments, Inc.	283,572
10,900	Xperi Corp.	224,431
		3,200,969
	SOFTWARE — 0.2%
759	Check Point Software Technologies, Ltd.(a)	87,748
7,163	ICT Group NV	110,125
515	SAP SE	70,825
		268,698

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	TELECOMMUNICATIONS — 0.3%
7,000	Deutsche Telekom AG	$121,266
4,450	GTT Communications, Inc.(a)	78,320
1,975	Ubiquiti Networks, Inc.	259,713
		459,299
	TRANSPORTATION — 0.0%
26,426	Teekay Offshore Partners LP	33,297

	TOTAL COMMON STOCKS (Cost $20,666,058)	22,021,252

	EXCHANGE TRADED FUNDS — 8.5%
	DEBT FUNDS — 1.6%
15,720	Invesco International Corporate Bond	418,624
7,165	iShares Emerging Markets High Yield Bond	342,415
2,278	iShares iBoxx $ Investment Grade Corporate Bond	283,315
1,618	iShares iBoxx High Yield Corporate Bond	141,057
3,347	iShares JPMorgan EM Local Currency Bond	154,765
2,450	iShares TIPS Bond	282,951
8,680	iShares US & International High Yield Corporate Bond	428,184
5,210	SPDR Bloomberg Barclays International Corporate Bond	178,140
4,056	SPDR FTSE International Government Inflation-Protected Bond	225,433
		2,454,884
	EQUITY FUNDS — 6.9%
38,290	Emerging Markets Internet and Ecommerce(a)	1,229,492
32,580	Invesco Golden Dragon China	1,218,492
29,060	iShares MSCI Brazil	1,270,503
27,518	iShares MSCI Chile	1,124,385
32,765	iShares MSCI India	1,156,604
31,954	iShares MSCI Peru	1,183,576
36,756	iShares MSCI Taiwan	1,284,990
13,035	SPDR S&P China	1,246,016
51,512	VanEck Vectors Russia	1,217,229
		10,931,287

	TOTAL EXCHANGE TRADED FUNDS (Cost $13,592,005)	13,386,171

	COMMODITY & NATURAL RESOURCE INVESTMENTS — 4.8%
—	Casillas Petroleum Resource Partners, LLC(b)(c)(d)(e)(f)	1,514,196
—	CM Funding, LLC(b)(c)(d)(e)(f)(g)	1,876,034
—	Kayne Anderson Engergy Fund VII LP(b)(d)(e)	2,119,929
—	Thunder Investment Partners, LLC(b)(c)(d)(e)(f)(g)	2,080,000
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $6,573,440)	7,590,159

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	DIRECT REAL ESTATE — 5.5%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(b)(e)(g)	$1,464,394
—	Doctor’s Hospice of Georgia, Inc.(b)(e)	799,000
—	Polara Builder II, LLC(b)(c)(e)(f)(g)	4,810,821
—	RS17 Rexburg Preferred LLC(b)(c)(e)(f)(g)	1,584,895
	TOTAL DIRECT REAL ESTATE (Cost $7,793,407)	8,659,110

	HEDGE FUNDS — 5.4%
—	Altegris Millennium Fund LP(b)(e)(h)	1,016,753
—	Condire Resource Partners LP(b)(e)(h)	1,738,502
—	CRC Bond Opportunity Trading Fund LP(b)(e)(h)	2,500,000
—	EJF Trust Preferred Fund LP(b)(e)(h)	885,600
—	Rosebrook Opportunities Fund LP(b)(e)(g)(h)	1,836,844
—	Tides Capital Gamma LP(b)(e)(g)(h)	537,904
	TOTAL HEDGE FUNDS (Cost $8,694,746)	8,515,603

	HIGH YIELD LOANS — 0.8%
$1,269,811	DLP Lending Fund, LLC - Promissory Note, 9.00%, 3/29/2024(b)(c)(e)(f)(h)	1,269,811
	TOTAL HIGH YIELD LOANS (Cost $1,269,811)	1,269,811

	PRIVATE EQUITY — 34.6%
—	Abbott Secondary Opportunities LP(b)(e)(h)	1,243,616
159	Atlas Fintech Holdings Corp.(b)(c)(d)(e)(f)	1,828,500
—	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund(b)(e)(h)	1,860,036
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(b)(c)(d)(e)(f)(g)	3,802,700
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(b)(c)(d)(e)(f)(g)	724,389
498,749	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(b)(c)(d)(e)(f)(g)	2,528,658
633,127	Clearsense, LLC - Class C Preferred Shares(b)(c)(d)(e)(f)(g)	2,790,000
—	Committed Advisors Secondary Fund III(b)(e)(h)	1,585,321
3,050,774	DSI Digital, LLC - Series A Convertible Preferred Units(b)(c)(d)(e)(f)(g)	11,584,614
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(b)(e)(h)	1,097,507
10	GPB Automotive Portfolio LP(b)(c)(e)(f)(h)	457,314
—	Gravity Ranch Fund I LP(b)(c)(e)(f)(h)	490,942
—	Greenspring Opportunities V, LP(b)(e)(h)	458,915
—	Level ATI HoldCo, LLC - Class A(b)(c)(d)(e)(f)(g)	2,402,115
—	Madryn Health Partners LP(b)(e)(h)	1,469,805
3,500,000	Metro Diner, LLC - Series B Units(b)(c)(d)(e)(f)	2,870,000
1,880,968	Metro Diner, LLC - Series II Common Units(b)(c)(d)(e)(f)	2,821,452
—	PineBridge Secondary Partners IV SLP(b)(e)(h)	938,450
—	Star Mountain Diversified Credit Income Fund III LP(b)(e)(h)	500,000
—	Star Mountain Diversified Small Business Access Fund II LP(b)(e)(h)	1,073,980
5,208,791	Tout, Inc. - New Preferred Shares(b)(c)(d)(e)(f)(g)	4,774,368
635,838	Waratek, Ltd. - Series B-1 Shares(b)(c)(d)(e)(f)(g)	2,954,355

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	PRIVATE EQUITY (CONTINUED)
756,826	Waratek, Ltd. - Series B-2 Shares(b)(c)(d)(e)(f)(g)	$3,783,699
—	WG Pitts Caribbean, LLC(b)(c)(d)(e)(f)(g)	426,036
	TOTAL PRIVATE EQUITY (Cost $41,861,124)	54,466,772

	PRIVATE EQUITY DEBT — 7.6%
$1,500,000	Atlas Fintech Holdings Corp. - Convertible Note, 8.00%, 6/20/2020(b)(c)(d)(e)(f)	1,500,000
1,244,444	Schweizer - RSG, LLC - Promissory Note, 12.09%, 1/22/2021(b)(c)(e)(f)	1,244,444
1,600,000	Tout, Inc. - Promissory Note, 12.00%, 3/25/2020(b)(c)(d)(e)(f)	3,945,762
91,917	Tout, Inc. - Promissory Note, 12.00%, 5/29/2020(b)(c)(d)(e)(f)	91,917
935,500	Tout, Inc. - Promissory Note, 0.00% , 6/6/2020(a)(b)(c)(d)(e)(f)(i)	935,500
1,721,250	Tout, Inc. - Promissory Note, 0.00% , 6/10/2020(a)(b)(c)(d)(e)(f)(i)	1,721,250
1,000,000	Waratek Ltd. - Promissory Note, 12.00%, 3/25/2021(b)(c)(d)(e)(f)	1,000,000
2,000,000	WG Pitts Caribbean, LLC - Promissory Note, 10.00%, 10/12/2020(b)(c)(d)(e)(f)	1,573,960
	TOTAL PRIVATE EQUITY DEBT (Cost $9,642,182)	12,012,833

	PRIVATE REAL ESTATE INVESTMENTS — 9.8%
95,075	ARCTRUST, Inc.(b)(c)(e)(f)	1,361,478
1,323,319	Carlyle Europe Realty Fund, S.C.Sp.(b)(e)(h)	1,296,481
157,812	Cottonwood Residential II, Inc.(b)(c)(e)(f)(h)	3,000,006
101,470	Cottonwood Residential, Inc.(b)(c)(e)(f)(h)	10,147
—	Cygnus Property Fund V, LLC(b)(e)(g)(h)	1,876,760
—	DLP Lending Fund, LLC(b)(c)(e)(f)(h)	1,260,858
—	Harbert Seniors Housing Fund I LP(b)(e)(h)	1,603,098
—	PCG Select Series I LLC - Series A Preferred Stock(b)(e)(h)	640,542
648	PRISA III Fund LP(b)(e)(h)	1,172,997
—	RRA Credit Opportunity Fund LP(b)(e)(g)(h)	1,454,381
56	Shopoff Land Fund III LP(b)(e)(h)	37,357
753,858	Stonehill Strategic Hotel Credit Opportunity Fund II LP(b)(d)(e)	1,004,431
—	Walton Street Real Estate Fund VIII LP(b)(d)(e)	656,713
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $14,655,505)	15,375,249

	PUBLIC REAL ESTATE INVESTMENTS — 0.4%
136,771	Highlands REIT, Inc.(b)(d)(e)	47,870
153,283	Inventrust Properties Corp.(b)(d)(e)	481,308
3,330	Phillips Edison Grocery Center(b)(c)(e)(f)	36,961
	TOTAL PUBLIC REAL ESTATE INVESTMENTS (Cost $408,971)	566,139

	REAL ESTATE LOANS — 4.9%
$2,000,000	Airport Center Development Partners, LLC, 10.50%, 4/5/2020(b)(c)(e)(f)	2,000,000
400,000	Dog Wood Park of Northeast Florida, LLC, 9.50%, 8/26/2019(b)(c)(e)(f)(i)	400,000
1,741,602	GT Operating Company, Inc., 10.50%, 12/4/2019(b)(c)(e)(f)	1,741,602
400,000	Hauiki Hui, LLC, 9.50%, 1/1/2020(b)(c)(e)(f)	400,000
683,002	Park City (PCG), 10.50%, 9/12/2019(b)(c)(e)(f)	683,002

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2019 (Unaudited)

Shares, Principal Amount, or Units		Value
	REAL ESTATE LOANS (CONTINUED)
$500,000	Saratoga Springs Partners, LLC, 9.50%, 8/31/2019(b)(c)(e)(f)(i)	$500,000
2,000,000	Westgate at Powers, LLC, 10.50%, 11/1/2019(b)(c)(e)(f)	2,000,000
	TOTAL REAL ESTATE LOANS (Cost $7,383,820)	7,724,604

	WARRANTS — 0.9%
100	Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date,12/31/2021(a)(b)(c)(d)(e)(f)	253,805
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date,12/31/2022(a)(b)(c)(d)(e)(f)	85,751
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date,1/22/2028(a)(b)(c)(e)(f)(g)	15,270
542,372	Tout, Inc., Exercise Price $0.06, Expiration Date,4/5/2029(a)(b)(c)(d)(e)(f)	289,627
316,843	Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date,1/22/2028(b)(c)(d)(e)(f)(g)	699,284
	TOTAL WARRANTS (Cost $0)	1,343,737

	SHORT-TERM INVESTMENTS — 1.7%
2,726,442	Fidelity Institutional Government Portfolio - Institutional Class, 2.25%(j)	2,726,442
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,726,442)	2,726,442

	TOTAL INVESTMENTS — 98.9% (Cost $135,267,511)	155,657,882
	Other assets less liabilities — 1.1%	1,732,018
	TOTAL NET ASSETS — 100.0%	$157,389,900

ADR – American Depositary Receipt

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

SLP – Special Limited Partnership

(a)	Non-income producing.

(b)	Illiquid Security. As of June 30, 2019 these securities amounted to $117,524,017 representing 74.67% of total net assets.

(c)	Level 3 security in accordance with fair value hierarchy.

(d)	Private Investment Company. As of June 30, 2019 these securities amounted to $65,168,223 representing 41.41% of total net assets.

(e)

Restricted Security. As of June 30, 2019 these securities amounted to $117,524,017 representing 74.67% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(f)

Security fair valued using method determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of June 30, 2019 these securities amounted to $84,125,523 representing 53.45% of total net assets.

(g)	Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(h)	Private Fund. As of June 30, 2019 these securities amounted to $33,313,927 representing 21.17% of total net assets.

(i)	Security is in default.

(j)	Represents the current rate as of June 30, 2019.

(k)

144A security. Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Assets and Liabilities As of June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers at fair value (cost $91,903,598)	$101,650,361
Investments in affiliated issuers at fair value (cost $43,363,913)	54,007,521
Cash	38,647
Receivables:
Investment securities sold	1,561
Dividends and interest	1,523,205
Fund shares sold	341,509
Prepaid expenses	40,249
Miscellaneous receivables	1,704,107
Total assets	159,307,160

Liabilities:
Payables:
Due to custodian	1,561
Investments securities purchased	1,503,943
Investment Adviser fees	88,053
Professional fees	70,960
Shareholder servicing fees	27,554
Transfer agent fees and expenses	23,190
Fund accounting & administration	23,077
Custody fees	4,671
Distribution fees	29,193
Accrued other liabilities	145,058
Total liabilities	1,917,260
Net Assets	$157,389,900

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	$137,494,592
Total distributable earnings (loss)	19,895,308
Net Assets	$157,389,900

Net Assets:
Class A	$87,965,621
Class C	47,847,634
Class I	21,576,645
Net Assets	$157,389,900

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	6,482,846
Class C shares	3,621,082
Class I shares	1,575,552
Total Shares Outstanding	11,679,480

Net Asset Value, Offering Price and Redemption Proceeds Per Share:(1)
Class A	$13.57
Class C(2)	$13.21
Class I	$13.69
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(3)	$14.40

(1)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(2)	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(3)	Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Operations For the six months ended June 30, 2019 (Unaudited)

Investment Income:
Dividends from affiliated issuers (net of foreign withholding taxes of $0)	$1,041,791
Interest from unaffiliated issuers	649,834
Dividends from unaffiliated issuers (net of foreign withholding taxes of $15,767)	248,712
Other income	42,633
Interest from affiliated issuers	3,683
Total investment income	1,986,653

Expenses:
Advisory fees (see Note 4)	1,038,580
Legal fees	175,875
Distribution fees - Class C	158,500
Shareholder servicing fees - Class A & Class C	152,030
Accounting & administration servicing fees	121,885
Transfer agent fees	113,806
Printing and postage expenses	69,231
Miscellaneous expenses	61,545
Audit fees	45,624
Registration fees	33,113
Chief compliance officer fees	28,093
Trustees’ fees	27,024
Chief financial officer fees	26,307
Custodian fees	14,936
Insurance expense	10,980
Total expenses	2,077,529
Expenses waived by Adviser (see Note 4)	(209,129)
Net expenses	1,868,400
Net investment income	118,253

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(558,170)
Foreign currency transactions	5,766
Total net realized loss	(552,404)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,264,154
Investments in affiliated issuers	5,037,759
Foreign currency translations	(874)
Total net change in unrealized appreciation	11,301,039
Net realized and unrealized gain on investments and foreign currency	10,748,635

Net Increase in Net Assets from Operations	$10,866,888

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets

	For the six months ended June 30, 2019 (Unaudited)	For the year ended December 31, 2018
Change in Net Assets From:
Operations:
Net investment income	$118,253	$302,332
Net realized loss on investments	(552,404)	(2,099,476)
Distributions of realized gains by underlying unaffiliated investment companies	—	20,409
Net change in unrealized appreciation (depreciation) on investments	11,301,039	(680,968)
Net increase (decrease) in net assets resulting from operations	10,866,888	(2,457,703)

Distributions to Shareholders:
Distributions:
Class A	—	(155,481)
Class C	—	(82,554)
Class I	—	(26,761)
Total:	—	(264,796)

From other sources (tax return of capital):
Class A	(1,171,107)	(1,624,661)
Class C	(643,419)	(742,631)
Class I	(265,815)	(150,628)
Total:	(2,080,341)	(2,517,920)
Total distributions to shareholders	(2,080,341)	(2,782,716)

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets - Continued

	For the six months ended June 30, 2019 (Unaudited)	For the year ended December 31, 2018
Capital Share Transactions:
Net proceeds from Class A shares sold	18,592,528	17,912,089
Net proceeds from Class C shares sold	9,404,973	19,446,103
Net proceeds from Class I shares sold	8,787,086	12,590,689
Reinvestment of distributions from Class A shares	558,010	824,185
Reinvestment of distributions from Class C shares	545,894	643,074
Reinvestment of distributions from Class I shares	235,834	153,500
Cost of Class A shares redeemed	(5,516,057)	(8,303,887)
Cost of Class C shares redeemed	(544,778)	(855,874)
Cost of Class I shares redeemed	(577,941)	(347,141)
Redemption fees	3,067	6,127
Net increase from capital share transactions	31,488,616	42,068,865

Net change in net assets	40,275,163	36,828,446

Net Assets:
Beginning of year	117,114,737	80,286,291
End of period	$157,389,900	$117,114,737

Transactions in Shares:
Issuance of Class A shares	1,400,069	1,353,041
Issuance of Class C shares	726,470	1,494,895
Issuance of Class I shares	655,682	938,087
Class A shares reinvested	41,904	62,261
Class C shares reinvested	42,016	49,579
Class I shares reinvested	17,530	11,487
Class A shares redeemed	(408,136)	(628,135)
Class C shares redeemed	(41,635)	(65,941)
Class I shares redeemed	(42,421)	(26,151)
Net increase in shares of beneficial interest outstanding	2,391,479	3,189,123

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Cash Flows (Unaudited)

For the six months ended June 30, 2019
Cash flows from operating activities:
Net increase in net assets from operations	$10,866,888
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(41,454,356)
Purchase of short term investments, net	(1,269,735)
Proceeds from sale of investments	13,357,329
Net realized loss from investments	558,170
Net unrealized appreciation on investments	(11,301,913)
Return of capital and non-income distributions received	40,608

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividend and interest receivable	(590,625)
Receivable for investment securities sold	20,661
Miscellaneous receivables	(1,704,107)
Funded commitment	1,000,000
Prepaid expenses and other assets	(16,532)
Increase/(Decrease) in liabilities:
Payable to custodian	(218,219)
Payable to Investment Adviser	25,202
Payable for professional fees	(38,845)
Payable for investment securities purchased	1,503,943
Payable for shareholder servicing fees	4,516
Payable for fund accounting and administration fees	3,182
Payable for custody fees	163
Payables for transfer agent fees and expenses	262
Payable for distribution fees	5,555
Accrued expenses and other liabilities	(67,924)
Net cash used in operating activities	(29,275,777)

Cash flows from financing activities:
Proceeds from shares sold	36,690,736
Cost of shares redeemed, net of redemption fees	(6,635,709)
Cash distributions paid, net of reinvestment	(740,603)
Net cash provided by financing activities	29,314,424

Net increase in cash	38,647
Cash at beginning of year	—
Cash at end of year	$38,647

Supplemental disclosure of non-cash activity:
Reinvestment of fund distributions	$1,339,738

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the six months ended June 30, 2019 (Unaudited)(1)		For the year ended December 31, 2018(1)	For the year ended December 31, 2017(1)	For the year ended December 31, 2016(1)	For the period ended December 31, 2015(2)
Net asset value, beginning of period	$12.69		$13.21	$11.81	$10.79	$10.00

Income from Investment Operations:
Net investment income (loss)(3)	0.02		0.06	(0.04)	0.01	0.05
Net realized and unrealized gain (loss) on investments	1.05		(0.23)	1.80	1.19	0.93	(4)
Total from investment operations	1.07		(0.17)	1.76	1.20	0.98
Less Distributions:
From net investment income	—		—	—	—	(0.03)
From return of capital	(0.19	)(5)	(0.32)	(0.18)	(0.18)	(0.16)
From net realized gains	—		(0.03)	(0.18)	—	—
Total distributions	(0.19)		(0.35)	(0.36)	(0.18)	(0.19)
Net asset value, end of period	$13.57		$12.69	$13.21	$11.81	$10.79

Total return(6)	8.45	%(7)	(1.38)%	15.07%	11.27%	9.74	%(7)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,966		$69,143	$61,568	$31,686	$14,467
Ratio of expenses before waivers to average net assets(8)	2.80	%(9)	3.21%	3.32%	4.73%	16.65	%(9)
Ratio of net expenses to average net assets(8)(10)	2.50	%(9)	2.50%	2.50%	2.50%	2.50	%(9)
Ratio of net investment income (loss) to average net assets(8)(11)	0.37	%(9)	0.45%	(0.35)%	0.07%	0.49	%(9)
Portfolio turnover rate	10	%(7)	31%	51%	55%	107	%(7)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	The Fund commenced operations on January 2, 2015 (inception date 12/31/2014).

(3)	Per share amounts calculated using the average shares method.

(4)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

The amounts and sources of distributions reported in this report reflect the estimates in order to comply with SEC regulations and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV in early 2020 for the 2019 calendar year that will instruct how to report these distributions for federal income tax purposes (e.g. ordinary income, long-term capital gain or return of capital).

(6)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of offering price. If the sales charge was included total returns would be lower. The maximum sales load in 2016 and 2015 was 6.00% of offering price. Effective October 20, 2017 the maximum sales load was changed to 5.75% of offering price.

(7)	Not annualized.

(8)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(11)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the six months ended June 30, 2019 (Unaudited)(1)		For the year ended December 31, 2018(1)	For the year ended December 31, 2017	For the period ended December 31, 2016(2)
Net asset value, beginning of period	$12.40		$13.02	$11.73	$10.68

Income from Investment Operations:
Net investment loss(3)	(0.02)		(0.02)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	1.02		(0.25)	1.78	1.25
Total from investment operations	1.00		(0.27)	1.65	1.18
Less Distributions:
From return of capital	(0.19	)(4)	(0.32)	(0.18)	(0.13)
From net realized gains	—		(0.03)	(0.18)	—
Total distributions	(0.19)		(0.35)	(0.36)	(0.13)
Net asset value, end of period	$13.21		$12.40	$13.02	$11.73

Total return(5)	8.08	%(6)	(2.18)%	14.23%	11.10	%(6)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,848		$35,888	$18,435	$4,951
Ratio of expenses before waivers to average net assets(7)	3.55	%(8)	3.96%	4.07%	5.63	%(8)
Ratio of net expenses to average net assets(7)(9)	3.25	%(8)	3.25%	3.25%	3.25	%(8)
Ratio of net investment loss to average net assets(7)(10)	(0.38	)%(8)	(0.20)%	(1.08)%	(0.77	)%(8)
Portfolio turnover rate	10	%(6)	31%	51%	55	%(6)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

(3)	Per share amounts calculated using the average shares method.

(4)

The amounts and sources of distributions reported in this report reflect the estimates in order to comply with SEC regulations and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV in early 2020 for the 2019 calendar year that will instruct how to report these distributions for federal income tax purposes (e.g. ordinary income, long-term capital gain or return of capital).

(5)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(6)	Not annualized.

(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(10)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the six months ended June 30, 2019 (Unaudited)(1)		For the year ended December 31, 2018	For the period ended December 31, 2017(2)
Net asset value, beginning of period	$12.79		$13.27	$12.26

Income from Investment Operations:
Net investment income(3)	0.04		0.17	0.02
Net realized and unrealized gain (loss) on investments	1.05		(0.31)	1.30
Total from investment operations	1.09		(0.14)	1.32
Less Distributions:
From return of capital	(0.19	)(4)	(0.32)	(0.13)
From net realized gains	—		(0.03)	(0.18)
Total distributions	(0.19)		(0.35)	(0.31)
Redemption Fees:	—		0.01	—
Net asset value, end of period	$13.69		$12.79	$13.27

Total return	8.54	%(5)	(1.07)%	10.87	%(5)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,577		$12,084	$283
Ratio of expenses before waivers to average net assets(6)	2.55	%(7)	2.96%	3.24	%(7)
Ratio of net expenses to average net assets(6)(8)	2.25	%(7)	2.25%	2.25	%(7)
Ratio of net investment income to average net assets(6)(9)	0.62	%(7)	1.27%	0.26	%(7)
Portfolio turnover rate	10	%(5)	31%	51	%(5)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(3)	Per share amounts calculated using the average shares method.

(4)

The amounts and sources of distributions reported in this report reflect the estimates in order to comply with SEC regulations and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV in early 2020 for the 2019 calendar year that will instruct how to report these distributions for federal income tax purposes (e.g. ordinary income, long-term capital gain or return of capital).

(5)	Not annualized.

(6)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Notes to Financial Statements June 30, 2019 (Unaudited)

1. ORGANIZATION

Wildermuth Endowment Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and operates as an interval fund that offers to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Committee shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Fair Value Committee deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

If market quotations are not readily available, securities are valued at fair values as determined in good faith by the Board of Trustees (the “Board”). The Board has delegated the day-to-day responsibility for determining these fair values, in accordance with the policies it has approved, to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies during these periodic reports.

Investments in private equity and private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate Funds, Hedge Funds, High Yield Loans, Private Equity Funds, Private Equity Debt, Private Real Estate Funds, Non-Traded REITs and Real Estate Loans (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Fair Value Committee, acting under the Valuation Committee and ultimately the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Fair Value Committee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Fund’s Fair Valuation Committee on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of June 30, 2019:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient**		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Common Stock*	$—		$22,021,252	$—	$—	$22,021,252
Exchange Traded Funds*	—		13,386,171	—	—	13,386,171
Commodity & Natural Resource Investments	2,119,929	(1)(7)(8)	—	—	5,470,230	7,590,159
Direct Real Estate	1,464,394	(2)(7)(8)	799,000	—	6,395,716	8,659,110
Hedge Funds	8,515,603	(3)(7)(8)	—	—	—	8,515,603
High Yield Loans	—		—	—	1,269,811	1,269,811
Private Equity	10,227,630	(4)(7)(9)	—	—	44,239,142	54,466,772
Private Equity Debt	—		—	—	12,012,833	12,012,833
Private Real Estate Investments	9,742,760	(5)(7)(10)	—	—	5,632,489	15,375,249
Public Real Estate Investments	529,178	(6)(7)(8)	—	—	36,961	566,139
Real Estate Loans	—		—	—	7,724,604	7,724,604
Warrants	—		—	—	1,343,737	1,343,737
Short-Term Investments	—		2,726,442	—	—	2,726,442
Total	$32,599,494		$38,932,865	$—	$84,125,523	$155,657,882

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

(1)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Kayne Anderson Energy Fund VII LP	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies.	N/A

(2)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Brookwood SFL Investor Co-Investment Vehicle, LLC	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A

(3)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Altegris Millennium Fund LP	Quarterly	Not Applicable	Capital Gains and Income	Multistrategy hedge fund	N/A
	Condire Resource Partners LP	Quarterly	45 days	Capital Gains	Long/short mining and energy	12 months
	CRC Bond Opportunity Trading Fund LP	Monthly	90 days	Capital Gains and Income	Opportunistic, event-driven credit fund focused on subordinated debt, preferred equity, and additional Tier 1 capital of banks and financial firms.	12 months
	EJF Trust Preferred Fund LP	Not Applicable	Not Applicable	Capital Gains and Income	Event driven with focus on financials	3 years
	Rosebrook Opportunities Fund LP	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A
	Tides Capital Gamma LP	Not Applicable	Not Applicable	Capital Appreciation	Highly concentrated in public equity positions - Small Cap	N/A

(4)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Abbot Secondary Opportunities LP	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	N/A
	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	Not Applicable	Not Applicable	Capital Gains and Dividends	Luxembourg Limited Partnership by interest qualifying as an investment fund with variable capital – specialized investment fund	N/A
	Committed Advisors Secondary Fund III	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	N/A
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

N/A
	Greenspring Opportunities V, LP	Not Applicable	Not Applicable	Capital Gains	Direct investments in growth stage companies	N/A
	Madryn Health Partners LP	Not Applicable	Not Applicable	Capital Gains	Invests in commercial-stage healthcare companies	N/A
	PineBridge Secondary Partners IV SLP	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	N/A
	Star Mountain Diversified Credit Income Fund III LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A
	Star Mountain Diversified Small Business Access Fund II LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A

(5)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Carlyle Europe Realty Fund, S.C.Sp	Not Applicable	Not Applicable	Capital Appreciation and Income	Primary focus is on large, more liquid Western European markets. Seek to invest at the intersection of hard asset and private equity.	N/A
	Cygnus Property Fund V, LLC	Not Applicable	Not Applicable	Capital Gains and Current Income	Distressed debt/special situation and opportunistic real estate investments.	N/A

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Harbert Seniors Housing Fund I LP	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	N/A
	PCG Select Series I LLC - Series A Preferred Stock	Not Applicable	Not Applicable	Income	Real estate loans	N/A
	PRISA III Fund LP	Quarterly	15 days	Capital Appreciation and Income	Diversified value-add real estate portfolio that targets above average real estate returns.	N/A
	RRA Credit Opportunity Fund LP	Not Applicable	Not Applicable	Current Income	Real estate backed lending	N/A
	Shopoff Land Fund III LP	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	Not Applicable	Not Applicable	Current Income	Value added lending to hospitality assets	N/A
	Walton Street Real Estate Fund VIII LP	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A

(6)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Highlands REIT, Inc.	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate Investment Trust	N/A
	Inventrust Properties Corp.	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate Investment Trust	N/A

(7)

Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(8)	These investments are domiciled in the United States.

(9)

These investments are domiciled in the United States with the exception of Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund which is domiciled in Luxembourg and Committed Advisors Secondary Fund III which is domiciled in France.

(10)	These investments are domiciled in the United States with the exception of Carlyle Europe Realty Fund S.C.Sp which is domiciled in Luxembourg.

The transfers out of Level 3 in the following table represent securities now being valued under Level 1 of the fair value measurement hierarchy due to the availability of observable market inputs. There were no transfers into Level 3 during the reporting period.

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2019	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance June 30, 2019
Commodity & Natural Resource Investments	$5,644,811	$—	$—	$—	$—	$—	$(173,966)	$(615)	$5,470,230
Direct Real Estate	3,779,320	—	—	2,338,831	—	—	(35,821)	313,386	6,395,716
High Yield Loans	1,564,481	—	(986,111)	1,269,811	—	(506,926)	9,912	(81,356)	1,269,811
Private Equity	33,967,444	—	—	5,625,394	—	—	—	4,646,304	44,239,142
Private Equity Debt	4,073,118	—	—	6,848,667	(1,022,222)	34,445	—	2,058,825	12,012,833
Private Real Estate Investments	3,287,260	—	—	4,250,006	(1,897,489)	312,344	—	(319,632)	5,632,489
Public Real Estate Investments	173,991	—	—	—	(135,263)	12,547	(2,588)	(11,726)	36,961
Real Estate Loans	7,724,604	—	—	—	—	—	(6,830)	6,830	7,724,604
Warrants	736,973	—	—	—	—	—	—	606,764	1,343,737
	$60,952,002	$—	$(986,111)	$20,332,709	$(3,034,974)	$(147,590)	$(209,293)	$7,218,780	$84,125,523

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of December 31, 2018 and held throughout the period ended June 30, 2019 is $4,912,447.

The following is a summary of quantative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of June 30, 2019:

Type of Level 3 Investment	Fair Value as of June 30, 2019	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Commodity & Natural Resource Investments	$1,514,196	Income Approach	NYMEX future strip for WTI crude oil	$46.09/bbl - $51.25/bbl	$49.63
			NYMEX future strip for Henry Hub gas	$1.10/MMBTU - $2.89/MMBTU	$1.38
			Discount Rate	10%-25%	11.80%
Direct Real Estate	$1,584,895	Income Approach	Discount Rate	20%	20%
Private Equity
Private Equity	$43,322,164	Income Approach	Growth Rate	4% - 678%	272.11%
Private Equity Debt	$6,445,762		Discount Rate	20%-40%	30.15%
Warrants	$1,343,737		Terminal Multiple	2.5x-6.5x	426%
		Guideline transaction comparison	Projected EBITDA mulitple	10x-12x	11x
			LTM Revenue multiple	3.1x	3.1x
			Discount Rate	20%	20%
			Control Discount	13%	13%
		Guideline company comparison	Projected revenue mulitple	1.04x-3x	2.1x
			Projected EBITDA mulitple	9x-10x	9.5x
			Discount Rate	20%	46%
		Option pricing method	Time to Liquidity	1-3	145%
			Volatility	46%-75.3%	66%
			Risk Free Rate	2.45%-2.98%	3%
		Market Yield Approach	Time to Liquidity	1	1
			LIBOR Swap Rate	2.76%	2.76%
			Credit Spread	7.25%	7.25%

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of June 30, 2019:

Type of Level 3 Investment	Fair Value as of June 30, 2019	Valuation Technique
Commodity & Natural Resource Investments	$3,956,034	Recent Transaction Value
Direct Real Estate	$4,810,821	Recent Transaction Value
High Yield Loans	$1,269,811	Face Value
Private Equity	$916,978	Recent Transaction Value
Private Equity Debt	$5,567,071	Recent Transaction Value
Private Real Estate Investments	$5,632,489	Recent Transaction Value

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

Type of Level 3 Investment	Fair Value as of June 30, 2019	Valuation Technique
Public Real Estate Investments	$36,961	Share Price
Real Estate Loans	$7,724,604	Face Value

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the period ended June 30, 2019, the Fund had contributions to capital due to redemption fees in the amount of $3,067.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the period ended June 30, 2019, amounted to $41,454,356 and $13,357,329, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the period ended June 30, 2019, the Adviser earned $1,038,580 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through December 31, 2019. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board of Trustees. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. During the period ended June 30, 2019, the Adviser did not recoup any expenses. As of June 30, 2019, $525,023 is subject to recoupment through December 31, 2019, $458,874 through December 31, 2020, $695,394 through December 31, 2021, and $209,129 through December 31, 2022, to the extent the Expense Limitation Agreement is still in effect.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

Distribution Agreement – The Fund has adopted a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the period ended June 30, 2019, $158,500 had been accrued for Class C distribution fees.

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated up to an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the period ended June 30, 2019, Class A had accrued $99,197 in shareholder service fees and Class C had accrued $52,833.

Trustees – Each Independent Trustee receives a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), or $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund received any compensation for their services as Trustees. None of the executive officers received compensation from the Fund.

5. FEDERAL TAX INFORMATION

At December 31, 2018, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$104,842,783
Gross unrealized appreciation	$21,852,476
Gross unrealized depreciation	(11,107,274)
Net unrealized appreciation on investments	$10,745,202

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,714,384)
Net unrealized appreciation on investments	10,745,202
Net unrealized depreciation on foreign currency translations	(2,398)
Total accumulated earnings/(deficit)	$9,028,420

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gains	264,796	1,098,845
Return of capital	2,517,920	793,560
Total distributions paid	$2,782,716	$1,892,405

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

As of December 31, 2018, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$1,714,384
Long Term	—
$1,714,384

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the period ended June 30, 2019, the Fund completed two repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Repurchase Pricing Date	January 30, 2019	April 30, 2019
% of Shares Offered - Total Fund	5.00%	5.00%
Number of Shares Offered - Total Fund	481,624	563,143
Pricing Date Net Asset Value - Class A	$13.28	$13.59
Pricing Date Net Asset Value - Class C	$12.98	$13.25
Pricing Date Net Asset Value - Class I	$13.39	$13.70
Number of Shares Tendered - Class A	96,624	309,907
Number of Shares Tendered - Class C	25,491	16,118
Number of Shares Tendered - Class I	10,416	32,005
% of Shares Tendered - Total Fund	1.38%	3.18%

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

Additional information on each restricted security held by the Fund on June 30, 2019 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$1,079,530	$1,243,616	0.79%
Airport Center Development Partners, LLC, 10.50%, 4/5/2020	September 28, 2018	2,000,000	1,940,000	2,000,000	1.27%
Altegris Millennium Fund LP	December 20, 2018	—	1,000,000	1,016,753	0.65%
ARCTRUST, Inc.	June 30, 2016	95,075	1,053,177	1,361,478	0.86%
Atlas Fintech Holdings Corp.	December 20, 2016	159	1,506,000	1,828,500	1.16%
Atlas Fintech Holdings Corp. - Convertible Note, 8.00%, 6/20/2020	June 20, 2019	1,500,000	1,500,000	1,500,000	0.95%
Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date 12/31/2021	December 20, 2016	100	—	253,805	0.16%
Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 12/31/2022	December 20, 2016	44	—	85,751	0.05%
Auda Capital SCS SICAV SIF- Auda Asia Secondary Fund	April 2, 2018	—	1,828,670	1,860,036	1.18%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	1,086,160	1,464,394	0.93%
Carlyle Europe Realty Fund, S.C.Sp.	December 19, 2018	1,323,319	1,508,125	1,296,481	0.82%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	—	952,711	1,514,196	0.96%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	3,802,700	2.42%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	724,389	0.46%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	498,749	1,835,394	2,528,658	1.61%
Clearsense, LLC - Class C Preferred Shares	February 20, 2019	633,127	2,790,000	2,790,000	1.78%
CM Funding, LLC	December 14, 2018	—	1,876,034	1,876,034	1.19%
Committed Advisors Secondary Fund III	March 30, 2017	—	1,189,867	1,585,321	1.01%
Condire Resource Partners LP	May 30, 2017	—	1,845,000	1,738,502	1.11%
Cottonwood Residential, Inc.	February 17, 2015	101,470	0	10,147	0.01%
Cottonwood Residential II, Inc.	June 12, 2019	157,812	3,000,006	3,000,006	1.91%
CRC Bond Opportunity Trading Fund LP	June 7, 2019	—	2,500,000	2,500,000	1.59%
Cygnus Property Fund V, LLC	October 30, 2018	—	2,000,000	1,876,760	1.19%
DLP Lending Fund, LLC	March 28, 2019	—	1,250,000	1,260,858	0.80%

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
DLP Lending Fund, LLC - Promissory Note, 9.00%, 3/29/2024	March 28, 2019	1,269,811	$1,269,811	$1,269,811	0.81%
Doctor’s Hospice of Georgia, Inc.	March 20, 2019	—	996,023	799,000	0.51%
Dog Wood Park of Northeast Florida, LLC, 9.50%, 8/26/2019	March 21, 2017	400,000	382,000	400,000	0.25%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	3,050,774	4,500,000	11,584,614	7.36%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	1,113,549	1,097,507	0.70%
EJF Trust Preferred Fund LP	August 23, 2017	—	681,098	885,600	0.56%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	457,314	0.29%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	490,942	0.31%
Greenspring Opportunities V, LP	January 18, 2018	—	429,000	458,915	0.29%
GT Operating Company, Inc., 10.50%, 12/4/2019	July 3, 2018	1,741,602	1,663,230	1,741,602	1.11%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,349,193	1,603,098	1.02%
Hauiki Hui, LLC, 9.50%, 1/1/2020	January 4, 2017	400,000	382,000	400,000	0.25%
Highlands REIT, Inc.	April 28, 2016	136,771	34,827	47,870	0.03%
Inventrust Properties Corp.	March 2, 2015	153,283	348,790	481,308	0.31%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,664,695	2,119,929	1.35%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	2,402,115	1.53%
Madryn Health Partners LP	September 28, 2018	—	1,332,481	1,469,805	0.93%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	3,500,000	2,870,000	1.82%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	—	2,821,452	1.79%
Park City (PCG), 10.50%, 9/12/2019	March 16, 2018	683,002	648,851	683,002	0.43%
PCG Select Series I LLC - Series A Preferred Stock	June 23, 2016	—	640,542	640,542	0.41%
Phillips Edison Grocery Center	February 3, 2016	3,330	25,353	36,961	0.02%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	865,276	938,450	0.60%
Polara Builder II, LLC	June 15, 2018	—	4,741,225	4,810,821	3.06%
PRISA III Fund LP	September 26, 2017	648	1,085,192	1,172,997	0.75%
Rosebrook Opportunities Fund LP	February 2, 2017	—	1,668,648	1,836,844	1.17%
RRA Credit Opportunity Fund LP	December 12, 2017	—	1,397,588	1,454,381	0.92%
RS17 Rexburg Preferred LLC	September 21, 2017	—	970,000	1,584,895	1.01%
Saratoga Springs Partners, LLC, 9.50%, 8/31/2019	May 5, 2017	500,000	477,738	500,000	0.32%

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Schweizer - RSG, LLC - Promissory Note, 12.09%, 1/22/2021	February 6, 2018	1,244,444	$1,219,556	$1,244,444	0.79%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/22/2028	February 6, 2018	1,442	—	15,270	0.01%
Shopoff Land Fund III LP	April 28, 2015	56	44,206	37,357	0.02%
Star Mountain Diversified Credit Income Fund III LP	June 20, 2019	—	500,000	500,000	0.32%
Star Mountain Diversified Small Business Access Fund II LP	June 2, 2017	—	972,494	1,073,980	0.68%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	753,858	753,858	1,004,431	0.64%
Thunder Investment Partners, LLC	November 2, 2018	—	2,080,000	2,080,000	1.32%
Tides Capital Gamma LP	November 30, 2018	—	1,000,000	537,904	0.34%
Tout, Inc. - Exercise Price $0.06, Expiration Date 4/5/2029	April 5, 2019	542,372	—	289,627	0.18%
Tout, Inc. - New Preferred Shares	June 2, 2018	5,208,791	5,865,315	4,774,368	3.03%
Tout, Inc. - Promissory Note, 12.00%, 3/25/2020	March 25, 2019	1,600,000	1,600,000	3,945,762	2.51%
Tout, Inc. - Promissory Note, 12.00%, 5/29/2020	May 29, 2019	91,917	91,917	91,917	0.06%
Tout, Inc. - Promissory Note, 0.00%, 6/6/2020	June 6, 2019	935,500	935,500	935,500	0.59%
Tout, Inc. - Promissory Note, 0.00%, 6/10/2020	June 10, 2019	1,721,250	1,721,250	1,721,250	1.09%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	573,617	656,713	0.42%
Waratek Ltd. - Promissory Note, 12.00%, 3/25/2021	March 25, 2019	1,000,000	1,000,000	1,000,000	0.64%
Waratek Ltd. - Series B-1 Shares	June 5, 2018	635,838	2,990,569	2,954,355	1.88%
Waratek Ltd. - Series B-2 Shares	December 28, 2017	756,826	3,696,940	3,783,699	2.40%
Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Expiration Date 01/22/2028	June 5, 2018	316,843	—	699,284	0.44%
Westgate at Powers, LLC, 10.50%, 11/1/2019	January 17, 2018	2,000,000	1,890,000	2,000,000	1.27%
WG Pitts Caribbean, LLC	October 12, 2018	—	426,040	426,036	0.27%
WG Pitts Caribbean, LLC - Promissory Note, 10.00%, 10/12/2020	October 12, 2018	2,000,000	1,573,960	1,573,960	1.00%
			$98,283,006	$117,524,017

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

8. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain security shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2019 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Value End of Period	Investment Income
Brookwood SFL Investor Co-Investment Vehicle, LLC	$1,551,334	$—	$—	$—	$(48,851)	$—	$(38,089)	$1,464,394	$—
Clear Guide Medical, Inc. – Convertible Note, 10.00%, 1/6/2020	1,032,487	—	(780,000)	—	(282,487)	30,000	—	—	3,683
Clear Guide Medical, Inc. - Series A Preferred Stock(1)	3,802,700	—	—	—	—	—	—	3,802,700	—
Clear Guide Medical, Inc. - Series A-2 Preferred Stock(1)	724,389	—	—	—	—	—	—	724,389	—
Clear Guide Medical, Inc. - Series A-3 Preferred Stock(1)	688,328	1,335,394	—	—	504,936	—	—	2,528,658	—
Clearsense, LLC – Class C Preferred Shares	—	2,790,000	—	—	—	—	—	2,790,000	80,108
CM Funding, LLC(1)	2,050,000	—	—	—	—	—	(173,966)	1,876,034	107,135
Cygnus Property Fund V, LLC(1)	2,000,000	—	—	—	(123,240)	—	—	1,876,760	—
DSI Digital, LLC - Series A Convertible Preferred Units	3,000,000	1,500,000	—	—	7,084,614	—	—	11,584,614	171,367
Level ATI Holdco, LLC - Class A(1)	2,385,261	—	—	—	16,854	—	—	2,402,115	—
Polara Builder II, LLC(1)	2,471,990	2,338,831	—	—	35,821	—	(35,821)	4,810,821	239,998
Rosebrook Opportunities Fund LP(1)	1,283,000		—	—	716,006	—	(162,162)	1,836,844	—
RS17 Rexburg Preferred LLC(1)	1,307,330	—	—	—	277,565	—	—	1,584,895	185,588
RRA Credit Opportunity Fund LP(1)	456,870	1,026,780	—	—	(9,079)	—	(20,190)	1,454,381	—
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/22/2028	15,270	—	—	—	—	—	—	15,270	—
Tides Capital Gamma LP(1)	856,821	—	—	—	(318,917)	—	—	537,904	—
Thunder Investment Partners, LLC(1)	2,080,000	—	—	—	—	—	—	2,080,000	120,811
Tout, Inc. - New Preferred Shares	7,900,001	—	—	—	(3,125,633)	—	—	4,774,368	—
Waratek Ltd. - Series B-1 Shares	2,957,410	—	—	—	(3,055)	—	—	2,954,355	—
Waratek Ltd. - Series B-2 Shares	3,787,611	—	—	—	(3,912)	—	—	3,783,699	38,153
Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Expiration Date 01/22/2028	382,147	—	—	—	317,137	—	—	699,284	—
WG Pitts Caribbean, LLC(1)	426,036	—	—	—	—	—	—	426,036	98,631
	$41,158,985	$8,991,005	$(780,000)	$—	$5,037,759	$30,000	$(430,228)	$54,007,521	$1,045,474

(1)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s Capital.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2019 (Unaudited)

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the period ended June 30, 2019, the various broker dealers received $401,015 in underwriting commissions for sales of shares, of which $110,128 was retained by the principal underwriter or other affiliated broker-dealers. For the period ended June 30, 2019, contingent deferred sales charges in the amount of $1,618 were applied to Class C shareholders.

10. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of June 30, 2019, the Fund had unfunded commitments in the amount of $27,532,228.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on July 30, 2019. 524,583 shares of Class A, 57,976 shares of Class C, and 63,424 shares of Class I were tendered. The shares tendered represented 5.42% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Wildermuth Endowment Fund Additional Information June 30, 2019 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-889-8981 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-889-8981.

Investment Adviser

Wildermuth Advisory, LLC
818 A1A Hwy, Suite 301
Ponte Vedra Beach, Florida 32082

Co-Distributors

Wildermuth Securities, LLC
818 A1A Hwy, Suite 301
Ponte Vedra Beach, Florida 32082

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 889-8981, or by visiting our website www.wildermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Wildermuth Endowment Strategy Fund’s principal underwriters and co-distributors are: Wildermuth Securities, LLC 818 A1A, Suite 301, Ponte Vedra Beach, FL 32082 and UMB Distribution Services, LLC 235 W Galena St Milwaukee, WI 53212

Principal underwriters and co-distributors are
Wildermuth Securities, LLC and UMB Distribution Services, LLC
Members of FINRA

Item 2. Code of Ethics.

Not applicable to semi-annual reports..

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2019 (1)	96,624	$13.28	0	0
Feb. 1-28, 2019	0	0	0	0
Mar. 1-31, 2019	0	0	0	0
Apr. 1-30, 2019 (2)	309,907	$13.59	0	0
May. 1-31, 2019	0	0	0	0
Jun. 1-30, 2019	0	0	0	0
Jul. 1-31, 2019	0	0	0	0
Aug. 1-31, 2019	0	0	0	0
Sep. 1-30, 2019	0	0	0	0
Oct. 1-31, 2019	0	0	0	0
Nov. 1-30, 2019	0	0	0	0
Dec. 1-31, 2019	0	0	0	0
Total	406,531	$13.52	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2019 (1)	25,491	$12.98	0	0
Feb. 1-28, 2019	0	0	0	0
Mar. 1-31, 2019	0	0	0	0
Apr. 1-30, 2019 (2)	16,118	$13.25	0	0
May. 1-31, 2019	0	0	0	0
Jun. 1-30, 2019	0	0	0	0
Jul. 1-31, 2019	0	0	0	0
Aug. 1-31, 2019	0	0	0	0
Sep. 1-30, 2019	0	0	0	0
Oct. 1-31, 2019	0	0	0	0
Nov. 1-30, 2019	0	0	0	0
Dec. 1-31, 2019	0	0	0	0
Total	41,609	$13.08	0	0

Class I:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2019 (1)	10,416	$13.39	0	0
Feb. 1-28, 2019	0	0	0	0
Mar. 1-31, 2019	0	0	0	0
Apr. 1-30, 2019 (2)	32,005	$13.70	0	0
May. 1-31, 2019	0	0	0	0
Jun. 1-30, 2019	0	0	0	0
Jul. 1-31, 2019	0	0	0	0
Aug. 1-31, 2019	0	0	0	0
Sep. 1-30, 2019	0	0	0	0
Oct. 1-31, 2019	0	0	0	0
Nov. 1-30, 2019	0	0	0	0
Dec. 1-31, 2019	0	0	0	0
Total	42,421	$13.62	0	0

(1)	On December 28, 2018 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of January 30, 2019 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 481,624 shares represented 5% of the Registrant's total outstanding shares.

(2)	On March 29, 2019 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of April 30, 2019 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 563,143 shares represented 5% of the Registrant's total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.
(a) (4)	Change in the registrant’s independent public accountant. Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
September 3, 2019

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
September 3, 2019